OLD WESTBURY FUNDS, INC.

Old Westbury Global Small & Mid Cap Fund

Supplement Dated February 1, 2011 to the
Prospectus dated March 1, 2010, as supplemented

This supplement provides notice of changes in the Prospectus and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

IMPORTANT NOTICE REGARDING NEW INVESTMENT SUB-ADVISER

At a meeting held on January 20, 2011, the Board of Directors approved the appointment of Mondrian Investment Partners Limited (“Mondrian”) as a sub-adviser to the Old Westbury Global Small & Mid Cap Fund (the “Fund”).

Accordingly, effective immediately:

  The following paragraph is added after the sixth paragraph on page 10 under the heading “Management of the Fund” in the section entitled “Sub-Advisers and Portfolio Managers”:

Mondrian Investment Partners Limited (“Mondrian”) is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Mondrian’s portion of the Fund is managed by Ormala Krishnan, PhD since January 21, 2011. Dr. Krishnan joined Mondrian in 2000.

  The following paragraph is added after the sixth paragraph under the section entitled “Sub-Advisers” on page 32:

Mondrian Investment Partners Limited (“Mondrian”), located at 10 Gresham Street, London EC2V 7JD is responsible for the day-to-day management of a portion of the Global Small & Mid Cap Fund’s portfolio subject to the oversight of the Adviser. Mondrian was founded in 1990 under the name Delaware International Advisors Ltd. It was then affiliated with Delaware Investments. On September 24, 2004 a senior management team, together with private equity funds sponsored by Hellman & Friedman LCC, a private equity firm, completed the acquisition of the Delaware International Advisors Ltd. Upon closing of the transaction, the firm changed its name to Mondrian Investment Partners Limited. Mondrian is registered as an investment adviser with the SEC and is regulated by the United Kingdom’s Financial Services Authority. As of December 31, 2010, assets under management totaled approximately $68.386 billion. Mondrian’s fee is based on the assets that Mondrian is responsible for managing. The fee Mondrian receives, which is paid by the Adviser from the fee it receives, is included in the advisory fee set forth above.

  The following paragraph is added after the last paragraph under the heading “Global Small & Mid Cap Fund” of the section entitled “Portfolio Managers” on page 34:

Dr. Ormala Krishnan, PhD, is the portfolio manager of Mondrian's portion of the Global Small & Mid Cap Fund. Dr. Krishnan is a Senior Portfolio Manager and heads Mondrian’s International Small Capitalization team. Dr. Krishnan started her investment career in 1993 with Singapore based Koeneman Capital Management and joined Mondrian in 2000 as a portfolio manager. Prior to joining Mondrian, Dr. Krishnan was an investment consultant with William M Mercer. Dr. Krishnan earned a BSc in Pure and Applied Mathematics from the National University of Singapore, a MSc in Actuarial Science from City University, London, and a Doctorate in Investment and Finance from Sir John Cass Business School, City of London. She has more than 17 years of investment experience.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

OLD WESTBURY FUNDS, INC.

Old Westbury Small & Mid Cap Fund

Supplement Dated February 1, 2011 to the

Statement of Additional Information dated March 1, 2010, as supplemented

This supplement provides notice of changes in the Statement of Additional Information (SAI) and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately:

  The following information is inserted as a separate paragraph after the last paragraph under the section entitled “Investment Adviser and Sub-Advisers” on page 36:

The Adviser has also retained Mondrian Investment Partners Limited (“Mondrian”) as a sub-adviser to the Global Small & Mid Cap Fund pursuant to a sub-advisory agreement between the Adviser and Mondrian agreed to and accepted by the Corporation (the “Mondrian Sub-Advisory Contract”). Pursuant to the Mondrian Sub-Advisory Contract, Mondrian will, subject to the supervision of the Adviser and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Mondrian Sub-Advisory Contract, the Adviser pays Mondrian from the advisory fees it receives from the Global Small & Mid Cap Fund. Mondrian is ultimately controlled by a partnership of senior management and private equity funds sponsored by Hellman & Friedman, LLC, an independent private equity firm. Mondrian is currently 73% owned by its employees and 27% owned by private equity funds sponsored by Hellman & Friedman, LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

  The following information supplements the information contained in the table under the section entitled “Other Accounts Managed by Portfolio Managers” on page 37. This information is provided as of December 31, 2010.

Other Accounts Managed by Portfolio Managers

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Mondrian
Ormala Krishnan, PhD	3	$858.6 million	1	$1,847.7 million	11	$1,469.4 million

  The following information is added to the table regarding “Accounts and Assets for which an Investment Advisory Fee is Based on Performance” in the section entitled “Other Accounts Managed by Portfolio Managers” on page 38. This information is provided as of December 31, 2010.

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Mondrian
Ormala Krishnan, PhD	None	None	None	None	None	None

  The following information is added to the table in the section entitled “Ownership of Securities” on page 39. This information is provided as of December 31, 2010.

Ownership of Securities

	U.S. Large Cap Fund	Non- U.S. Large Cap	Fixed Income Fund	Municipal Bond Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund
Mondrian
Ormala Krishnan, PhD	None	None	None	None	None	None	None

  The following information is added at the end of the section entitled “Compensation of Portfolio Managers” on page 43:

Mondrian. Portfolio manager compensation for Mondrian consists primarily of a competitive base salary, the opportunity to participate in an annual profit sharing pool based on the company's profitability and the opportunity for equity ownership in the company. Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution. In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions.

  The following information is added at the end of the section entitled “Potential Conflicts of Interest” on page 48:

Mondrian. Portfolio managers at Mondrian typically manage multiple accounts that may have similar investment guidelines as the Global Small & Mid Cap Fund. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors. Some potential conflicts of interest that can arise in the course of normal investment management business activities include: access to nonpublic information, investment in shares of companies which are clients of Mondrian, dealing in investments as principal in connection with the provision of seed capital for Mondrian investment vehicles, side-by-side management of Mondrian hedge funds, dealing in investments as agent for more than one party, dual agency/cross trades, allocation of aggregated trades, allocation of investment opportunities, allocation of initial public offerings opportunities, “cherry picking” (inappropriate attempts to improve the appearance of a portfolio), soft dollar arrangements, pricing and valuation, employee external directorships and appointments, employee personal account dealing and gifts and entertainment received and given.

Mondrian’s board of directors has ultimate responsibility for administering and enforcing these policies and procedures and keeping them current however, on a day to day basis this responsibility is primarily delegated to the Compliance team. Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified, and records whether Mondrian has written policies and procedures addressing each named conflict. Mondrian’s Compliance Monitoring Program (“CMP”) incorporates periodic reviews of areas where conflicts of interest might arise, including procedures for trade allocation, dual agency trades and daily pricing. The CMP also includes reviews of the policy and procedures for managing client portfolios, performance measurement, portfolio performance dispersion and others.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE